Themes Generative Artificial Intelligence ETF
Schedule of Investments
June 30, 2026 (Unaudited)

COMMON STOCKS - 99.9%	Shares	Value
Financial Services - 0.3%
Bairong, Inc. (a)(b)	189,009	$ 112,063
Josh Gibson Stablecoin Tokens (a)(c)	1,977,904	0
		112,063

Health Care - 0.8%
Recursion Pharmaceuticals, Inc. - Class A (a)	69,782	256,100

Industrial Products - 2.0%
Palladyne AI Corp. (a)	108,064	657,029

Industrial Services - 4.5%
Information Services Group, Inc.	281,303	1,156,155
Innodata, Inc. (a)	4,911	371,174
		1,527,329

Media - 2.9%
Alphabet, Inc. - Class A	2,735	977,407

Oil & Gas - 0.2%
NextNRG, Inc. (a)	226,564	79,343

Retail & Wholesale - Discretionary - 3.5%
Amazon.com, Inc. (a)	4,873	1,161,431

Software & Technology Services - 49.1% (d)
Appier Group, Inc.	68,500	339,983
BigBear.ai Holdings, Inc. (a)	308,219	1,131,164
Brand Engagement Network, Inc. (a)	50,338	861,283
C3.ai, Inc. - Class A (a)	103,241	938,461
Cerence, Inc. (a)	43,960	497,627
CoreWeave, Inc. - Class A (a)	7,071	703,847
Datasection, Inc. (a)	48,400	1,031,434
Datavault AI, Inc. (a)	1,792,477	627,367
Digital China Holdings Ltd.	1,876,079	440,144
Duos Technologies Group, Inc. (a)	12,119	145,428
Gorilla Technology Group, Inc. (a)	92,655	1,841,981
Grid Dynamics Holdings, Inc. (a)	60,705	344,804
Kingsoft Cloud Holdings Ltd. (a)	1,111,745	657,732
MongoDB, Inc. (a)	364	122,268
nCino, Inc. (a)	4,506	73,673
Oracle Corp.	3,574	523,770
Pagaya Technologies Ltd. - Class A (a)	40,151	732,756
Palantir Technologies, Inc. - Class A (a)	9,135	1,065,780
PKSHA Technology, Inc. (a)	39,800	652,339
Rezolve AI PLC (a)	143,963	453,484
Snowflake, Inc. - Class A (a)	6,790	1,728,055
SoundHound AI, Inc. - Class A (a)	173,498	1,122,532
Veritone, Inc. (a)	295,941	405,439
Zeta Global Holdings Corp. - Class A (a)	2,349	46,228
		16,487,579

Tech Hardware & Semiconductors - 36.6% (d)
Advanced Micro Devices, Inc. (a)	6,589		3,827,616
Ambarella, Inc. (a)	8,231		706,220
Arista Networks, Inc. (a)	3,337		566,889
Blaize Holdings, Inc. (a)	762,160		1,051,781
BrainChip Holdings Ltd. (a)	8,225,589		854,246
Broadcom, Inc.	3,139		1,185,757
NVIDIA Corp.	7,877		1,576,109
QuickLogic Corp. (a)	126,423		2,524,667
			12,293,285
TOTAL COMMON STOCKS (Cost $32,840,262)			33,551,566

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 0.1%	Shares		Value
First American Treasury Obligations Fund - Class X, 3.58% (e)	42,515		42,515
TOTAL MONEY MARKET FUNDS (Cost $42,515)			42,515

TOTAL INVESTMENTS - 100.0% (Cost $32,882,777)			33,594,081
Liabilities in Excess of Other Assets - (0.0)% (f)		(0.00028)	(9,455)
TOTAL NET ASSETS - 100.0%			$ 33,584,626

Percentages are stated as a percent of net assets. PLC – Public Limited Company

(a)	Non-income producing security.
(b)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of June 30, 2026, the value of these securities total $112,063 or 0.3% of the Fund’s net assets.

(c)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $0 or 0.0% of net assets as of June 30, 2026.

(d)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect that industry or sector.

(e)	The rate shown represents the 7-day annualized yield as of June 30, 2026.
(f)	Represents less than 0.05% of net assets.

Summary of Fair Value Disclosure as of June 30, 2026 (Unaudited)

Themes Generative Artificial Intelligence ETF has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2026:

	Level 1	Level 2	Level 3		Total
Investments:
Common Stocks	$ 33,551,566	$ –	$ 0	**	$ 33,551,566
Money Market Funds	42,515	–	–		42,515
Total Investments	$ 33,594,081	$ –	$ –		$ 33,594,081

Refer to the Schedule of Investments for further disaggregation of investment categories. ** Includes a position valued at zero.